SHARE EXCHANGE AGREEMENT

BETWEEN

AMERICAN INTERNATIONAL VENTURES, INC.

6004 TEALSIDE COURT
LITHIA, FLORIDA 33547

AND

PLACER GOLD PROSPECTING, INC.

POBOX 219
BEATTY, NEVADA 89003

SHARE EXCHANGE AGREEMENT ("Agreement") dated the 23rd day of March, 2012, between AMERICAN INTERNATIONAL VENTURES, INC., a Delaware corporation ("Buyer"), and the stockholders whose names are listed on Schedule A annexed hereto, all of the stockholders (each individually a "Stockholder" and collectively the "Stockholders") of PLACER GOLD PROSPECTING, INC., a Florida corporation ("Company").

The Stockholders own an aggregate of 162,350,000 shares of voting common stock, $.001 par value, of the Company, constituting all of the issued and outstanding capital stock of the Company (the "Shares"). The Buyer desires to acquire all of the Shares for voting common shares of the Buyer, in an exchange that qualifies under Sections 354 and 368 of the Internal Revenue Code of 1954, as amended.

This Agreement is being entered into for the purpose of implementing the foregoing desires, and sets forth the terms and conditions pursuant to which the Stockholders are selling to the Buyer, and the Buyer is purchasing from the Stockholders solely in exchange for voting common shares of the Buyer, all of the issued and outstanding Shares of the Company.

In consideration of the mutual agreement contained herein, the parties agree as follows:

I. SALE OF THE SHARES

1.01. Shares Being Exchanged. Subject to the terms and conditions of this Agreement, at the Closing provided for in Section 2.01 hereof (the "Closing"), being held simultaneously with the execution of this Agreement, each Stockholder is selling, assigning and delivering to the Buyer the number of Shares set forth in the column marked "Company Shares Owned" on Schedule A, opposite the name of such Stockholder.

1.02. Consideration. Subject to the terms and conditions of this Agreement, the Buyer is delivering at the Closing in full payment for the aforesaid sale, assignment and delivery of the Shares, an aggregate of 162,350,000 Common Shares of the Buyer, par value $.00001 per share (the "Buyer's Shares"), each Stockholder receiving the number of Buyer's Shares set forth opposite the name of such Stockholder in the column marked "Buyer's Shares Allocated" on Schedule A.

II. CLOSING

2.01. Time and Place. The Closing of the transaction contemplated by this Agreement is taking place at the offices of the Buyer within 5 days after the execution of this Agreement.

2.02. Deliveries by the Stockholders. At the Closing, the Stockholders are delivering to the Buyer (unless previously delivered) the following:

2.02(a). Certificates representing the Shares, duly endorsed or accompanied by stock powers duly executed in blank and otherwise in form acceptable for transfer on the books of the Company.

2.02(b). The stock books, stock ledgers, minute books and corporate seal of the Company (all other books and records of the Company being located in the Company's corporate premises).

2.02(c). Certificate from appropriate authorities as to the good standing of and payment of taxes by the Company.

2.02(d). The investment letters referred to in Section 8.01 hereof.

2.02(e). All other previously undelivered items required to be delivered by the Stockholders to the Buyer at or prior to the Closing.

2.03. Deliveries by the Buyer. At the Closing, the Buyer is delivering (unless previously delivered) the following:

2.03(a). To the Stockholders, (i) certificates representing 162,350,000 Buyer's Shares, in accordance with Section 1.02 hereof, and (ii) all other previously undelivered items required to be delivered by the Buyer to the Stockholders at or prior to Closing.

2.04. Wholly Owned Subsidiary. Subsequent to the Closing, the Company will be a wholly owned subsidiary of the Buyer.

III. RELATED TRANSACTIONS

3.01. There are no other related transactions.

IV. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Stockholders hereby represent and warrant jointly and severally (except that in the case of Section 4.01 and 4.02 hereof the representations and warranties contained therein are made severally by the Stockholders) to the Buyer as follows:

4.01. Title to the Shares. Each Stockholder owns, and is transferring to the Buyer at the Closing, good, valid, and marketable title to the number of Shares set forth opposite the name of such Stockholder in Section 1.01 hereof, free and clear of all liens, claims, options, charges and encumbrances whatsoever.

4.02. Valid and Binding Agreements. As to each Stockholder, this Agreement constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms.

4.03. Organization of the Company.

4.03(a). The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has the corporate power and authority to carry on business as presently conducted.

4.03(b). The copies of the Articles of Incorporation, and all amendments thereto, of the Company, as certified by the Secretary of State of Florida and of the By-Laws, as amended to date, of the Company, as certified by its Secretary, which have heretofore been delivered to the Buyer, are complete and correct copies of the Articles of Incorporation and By-Laws of the Company as amended and in effect on the date hereof. All Minutes of the Company are contained in minute books of the Company heretofore furnished to the Buyer for examination and being delivered to the Buyer at the Closing, and no minutes have been included in such minute books since such examination by the Buyer that have not also been furnished to the Buyer.

4.03(c). The Company is not licensed or qualified to do business as a foreign corporation in any jurisdiction and is not required to be so licensed or qualified or, if required, the failure to be so licensed or qualified will not have a material adverse effect on or result in any material liability to the Company.

4.04. Capitalization of the Company.

4.04(a). The authorized capital stock of the Company consists solely of 400,000,000 shares of common stock, $.00001 par value, of which 19,345,044 shares are outstanding and no shares are held as treasury shares. All issued shares of the Company are duly authorized, validly issued and outstanding, fully paid, and non assessable.

4.04(b). Except for the Shares, there are no shares of capital stock or other securities of the Company outstanding; there are no options, warrants or rights to purchase or acquire any securities of the Company.

4.05. Subsidiaries and Affiliates. Except for the securities identified on the Balance Sheet (as defined in Section 4.08 hereof), the Company does not own any capital stock or other securities of any corporation and has no direct or indirect interest, and since its incorporation has had no such interest, in any business other than the business presently directly conducted by it.

4.06. No Violation of Agreements. Neither the execution nor delivery of the Agreement, nor the consummation of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under any documents relating to the Company.

4.07. Financial Statements.

4.07(a). The Stockholders have delivered to the Buyer balance sheets ("Balance Sheets") of the Company as of March 15, 2012 and three years of proforma statements of income of the Company. All of such statements are unaudited.

4.07(b). The Company hereby agrees to furnish to Buyer year-end *audited* financial statements of the Company. The Company hereby agrees to use an auditor selected or approved by the Buyer for such statements. These year-end statements are due within forty-five (45) days following the end of the fiscal year. The format of such reports will be specified by the Buyer at the time of closing and may be subsequently changed by the Buyer, from time to time, by giving the Company thirty (30) day notice of such change.

4.07(c). The Company hereby agrees to furnish to Buyer quarterly financial statements of the Company. These quarterly statements are due within thirty (30) days following the end of a fiscal quarter. No quarterly financial statement need be provided for the last quarter of the fiscal year. The format of such reports will be specified by the Buyer at the time of closing and may be subsequently changed by the Buyer, from time to time, by giving the Company thirty (30) days notice of such change. The Company further agrees to provide monthly updates to these financial statements. These monthly updates may be in written, typed or printed form and will be provided within fifteen (15) days following the end of the month. No monthly financial update need be provided for the last month in a fiscal quarter.

4.08. No Undisclosed Liabilities. Except as set forth on the Balance Sheets, neither the Company nor its Stockholders know of any basis for the assertion of liabilities or against the Company not reflected on the Balance Sheets.

4.09. Absence of Certain Changes. Subject to the most recent Balance Sheets, there have been no material adverse changes in the financial condition of the Company.

4.10. Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state or local taxing authorities.

4.11. Title to Properties. Except as otherwise reflected on the Balance Sheet, the Company has good, valid and marketable title to all its properties and assets, real, personal, and mixed, tangible and intangible, including, without limitation, the properties and assets reflected in the Balance Sheet.

4.12. Fixed Assets. Schedule 1 lists the fixed assets of the Company. Furthermore, the Company warrants all such property to be in good condition or sound working order with no known defects. Furthermore, neither the Company nor any Stockholder has received any notification that there is any violation of any building, zoning, or other law, ordinance or regulation in respect of such property and to the best of their knowledge, no such violation exists.

4.13. Leases. Schedule 2 lists any and all leases the Company is a party thereto. The Company asserts each said lease is valid, binding and enforceable in accordance with its terms, and is in full force and effect.

4.14. Patented and Unpatented Mining Claims, Trademarks, Trade Names, etc. Schedule 3 lists any and all mining claims, trademarks, trade names, etc. owned by, under license to or used by the Company.

4.15. Litigation. The Company knows of no actions, proceedings, or investigations pending or, to the best knowledge and belief of the Company and the Stockholders, threatened by or against the Company.

4.16. Insurance. The policies of fire, liability, workmen's compensation and product liability are in effect with respect to the Company and its operations. Schedule 4 lists all insurance policies currently in effect, including amounts, carriers, local agents, etc.

4.17. Bank Accounts. The Company bank account(s) are listed in Schedule 5 including bank, bank branch, account number(s) and current balance(s).

4.18. Contracts and Commitments. Except as specifically identified in the Balance Sheet, the Company has no contracts, commitments, arrangements or understandings that are material to its business, operations, financial condition or prospects, except any lease(s) identified in 4.13 above.

4.19. Customers and Suppliers. At the Closing, the Stockholders are delivering to the Buyer a list of the names and addresses of the Company's three largest customers and suppliers that accounted for more than ten percent (10%) of the Company's sales or purchases, respectively, during the past twelve (12) month period. The Company has not lost any customer or supplier whose name appears on such list.

4.20. Compliance with Applicable Law. The Company has duly complied, in respect of its operations, real property, machinery and equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, ordinances, judgments, and decrees of all governmental authorities (federal, state, local or other laws), including, but not limited to, the Federal Occupational Safety and Health Act and all Laws relating to environmental protection and conservation. Neither the Company nor any Stockholder has received any notification of any asserted present or past failure to comply.

4.21. Disclosure. All facts material to all assets, business, operations, financial condition, and prospects of the Company are reflected in the Balance Sheet, or have been disclosed herein, or have been disclosed to the Buyer in writing. No representation or warranty by the Stockholders contained in this Agreement and no statement contained in any certificate, schedule, list or other writing furnished to the Buyer pursuant to the provisions hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

V. REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants as follows:

5.01. Organization of the Buyer. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform this Agreement.

5.02. Authorization. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by the Buyer's Board of Directors or Executive Committee, no approval thereof by the Buyer's stockholders being required by law, and the Buyer is delivering at the Closing a complete and correct copy, certified by its Secretary or Assistant Secretary, of the relevant resolutions adopted at the meeting or meetings at which such authorization took place.

5.03. Valid and Binding Agreement. This Agreement constitutes a valid and binding agreement of the Buyer, enforceable in accordance with its terms.

5.04. No Violation. Neither the execution and delivery of this Agreement nor the consummation by the Buyer of the transactions contemplated hereby violates or conflicts with the certificate of incorporation or by-laws of the Buyer or any agreement or other restriction of any kind to which the Buyer is a party or by which it is bound.

5.05. No Preemptive Rights. The stockholders of the Buyer are not by virtue of their ownership of the Buyer's common shares entitled to any preemptive rights or subscription privileges with respect to the Buyer's Shares to be issued hereunder.

5.06. Delivery of Reports. The Buyer has delivered to each Stockholder its Annual Report for the fiscal year ending 2010, 2011.

5.07. Validity of the Buyer's Shares. All of the Buyer's Shares being delivered hereunder are duly authorized, validly issued, and outstanding, fully paid and non assessable, and have been approved (subject to official notice of issuance) for listing on the OTCBB Stock Exchange.

5.08. Compliance with Rule 144. Upon receipt from time to time of written notice from any Stockholder that such Stockholder presently intends to make routine sales of the Buyer's Shares under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), the Buyer will use its best efforts to make available the information necessary under Rule 144(c) to enable such sales to be made. Such obligation will continue until the earlier of the completion of all sales then intended to be made by the Stockholder or the end of the three-month period commencing on the date of such notice, provided that a further notice indicating a continued present intention to make routine sales of the Buyer's Shares under Rule 144 shall be deemed a new notice for purposes of this Section 5.08.

VI. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; SET-OFF

6.01. Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of any party hereto.

6.02. Statements as Representations. All statements contained in any certificate, schedule, list, document, or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Section 6.01 hereof.

VII. PROVISIONS REGARDING BUYER'S SHARES

7.01. Representations by the Stockholders. Each Stockholder represents and warrants to the Buyer that it is his present intention to acquire the Buyer's Shares for investment and not with a view to the distribution or resale thereof, and is confirming such intention to the Buyer by letter simultaneously with the execution hereof.

7.02. Agreements by the Stockholders. Each Stockholder agrees that he will not offer, sell, transfer, assign, mortgage, pledge or otherwise dispose of or encumber any of the Buyer's Shares delivered to him pursuant to this Agreement (a) if such action would prevent the Buyer from accounting for the acquisition of the Shares as a "pooling of interests" and (b) unless (i) in the opinion of counsel to the Buyer or in the opinion of the Division of Corporate Finance (the "Division") of the Securities and Exchange Commission (the "Commission") expressed in a "no-action" letter (which letter and the request therefore shall be in form and substance satisfactory to counsel for the Buyer)m registration of such shares under the Act, and the rules and regulations of the Commission thereunder, as then in effect, is not required in connection with such transaction; (ii) sale of the Buyer's Shares is permissible under Rule 144 of the Commission under the Act, in which event the Stockholder shall furnish the Buyer with an opinion of counsel (which counsel shall be reasonably satisfactory to counsel for the Buyer and which opinion shall be in form and substance reasonably satisfactory to the Buyer) the effect that the sale of the Buyer's Shares proposed to be sold is permissible under Rule 144, provided that the Buyer agrees to make such representations as may be reasonably requested by such counsel and that the Buyer can then accurately make concerning the Buyer's qualifications under Rule 144(c); or (iii) a registration statement under the Act is then in effect with respect to such shares and the purchaser or transferee has been furnished with a prospectus meeting the requirements of Section 10 of the Act.

7.03. Legend, etc. Each Stockholder agrees that the Buyer may endorse on any certificate for the Buyer's Shares to be delivered to or on behalf of the Stockholder pursuant to this Agreement an appropriate legend referring to the provisions of Sections 8.01 and 8.02 hereof, and that the Buyer may instruct its transfer agents not to transfer any such shares unless advised by the Buyer that such provisions have been complied with.

VIII. **MISCELLANEOUS**

8.01. Further Assurances. From time to time, at the Buyer's request and without further consideration, each Stockholder will execute and deliver to the Buyer such documents and take such action as the Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in the Buyer good, valid and marketable title to the Shares.

8.02. Parties in Interest. Except as otherwise expressly provided herein, all the terms and provisions of this agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors, and assigns of the parties hereto.

8.03. Entire Agreement. This Agreement, including the exhibits, schedules, lists and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter.

8.04. Headings, etc. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

8.05. Notice. All notice, request, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the stockholders of PLACR GOLD PROSPECTING, INC. :

To the address (es) set forth on Schedule A

If to the buyer:

AMERICAN INTERNATIONAL VENTURES, INC.
6004 TEALSIDE CT.
LITHIA, FLORIDA
33547

or such other address(es) as any party may have furnished to the others in writing in accordance herewith, except that Notices of change of address(es) shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefore.

8.06. Counterparts. This agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

8.07. This Agreement shall be governed by and construed pursuant to the laws of the State of Nevada.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Stockholders of the Company and by a duly authorized officer of the Buyer on the date first written.

For the Buyer

By: Jack Wagenti

CEO and Chairman of the Board
Title

For the Company

Perry D. Scott

President
title

ATTACHED SCHEDULES FOR SHARE EXCHANGE AGREEMENT

PREPARED BY:

PLACER GOLD PROSPECTING, INC.

PO BOX 219
BEATTY NEVADA 89003

FOR

AMERICAN INTERNATIONAL VENTURES, INC.

AIVN

6004 TEALSIDE COURT
LITHIA, FLORIDA 33547

BOARD OF DIRECTORS:

MR. JACK WAGENTI CHAIRMAN OF THE BOARD

MR. FREDERICK R. DUNNE JR. DIRECTOR

MR. ARTHUR DEWITT ACKERMAN DIRECTOR

SCHEDULE A

COMPLETE STOCK HOLDERS LIST OF PLACER GOLD PROSPECTING INC - COMMON
ALL STOCK FOR COMPANY # 11378
AS OF: 03/22/2012

Name	Cert #	Shares	Issued	Address	City	ST	Zip

Report Totals

Free Trading Stock:	0
Control Stock:	0
Investment Stock:	162,350,000
Total Shares:	162,350,000
Total Stockholders:	35

Status Key

I = Investment Stock
C = Control Stock

We hereby certify that the following list of holders of PLACER GOLD PROSPECTING INC - COMMON aggregating 162,350,000 shares represents a true and complete list of such holders in accordance with our records as transfer agent as of the close of business on March 22, 2012.

Interwest Transfer Company, Inc.

[signature]

Agent/Authorized Signature

SCHEDULE 1

A list of the Company's fixed assets (from ¶ 4.12). Trucks, heavy mining equipment and mechanical equipment should include manufacturer, model and serial number. Furniture, fixtures and supplies if applicable may be listed by categories. Actual ownership documents and/or bills of sale may be submitted at closing.

1. 1990 Dresser 570 Payloader w/13.5 yard bucket (see attached bill of sale)
2. 1997 Kenworth 12 yard Dump Truck and 12 yard pup trailer (see attached invoice and title)
3. 4000 gallon off road water truck (see attached invoice or title)
4. Mini Bob-Cat 300 series loader and bucket (see attached invoice or bill of sale)
5. 35 ton - 40' drop deck trailer (see attached invoice or title)
6. 1999 Volvo tractor truck hauler w/ sleeper (see attached invoice or title)
7. Service utility truck w/air compressor and 6kw generator (see attached title)
8. 4000 gallon Mack water truck (see attached invoice or title)
9. 1992 Peterbilt 12 yard Dump Truck (see attached invoice or title)
10. Cedar Rapids Portable 10 X 36 Crusher and trailer w/4 electric motors (see invoice or title)
11. Caterpillar 345BL Excavator w/5 yard rock bucket (see attached invoice)
12. Ford 2800 Gallon Fuel Truck w/pump, plumbing, hoses and meter (see attached invoice or title)
13. (4) Jet Air Hammers w/hoses, and attachments (see invoice)
14. Allegro Motorhome (see attached title)
15. Misc shop and mining tools
16. 16' Flatbed truck w/ 7 ton Universal Crane (see attached invoice or title)
17. 4 X 4 Pick-up Truck (see attached title)
18. 230KW Kohler Generator w/Cummins diesel power enclosed w/fuel tank (see bill of sale)

SCHEDULE 2

List of leases and real estate owned by the Company is party to (from ¶ 4.13). Copies of actual documents may be appropriate, but need not be submitted until closing.

NO LEASES

COMPANY IS NEGOTIATING PROPERTY PURCHASE IN BEATTY NEVADA

COMPANY OWNS (2) PROPERTIES
122 PATENTED ACRES IN HAWTHORNE NEVADA
15.5 PATENTED ACRES IN HAWTHORNE NEVADA
(SEE ATTACHED OWNERSHIP DOCUMENTS FROM TTLE COMPANY)

SCHEDULE 3

List of any patented or unpatented mining claims, etc. owned by or under license, lease or JV to the Company (from ¶ 4.14). Actual copies of deeds or other documents need not be submitted until closing.

Gypsy Mine
NMC # 1065492
A.P. Sec. 21 NE1/4 T14N R21E M.D.M.

MINING QUIT CLAIM DEED

THIS INDENTURE, made and given this date of Feb. 18 2012, by and between

The Grantors: Ray Agno, James Agno, Ryan Phillps, Brian White, Joe Smith, Jen Smith, Robert Smith, and Aurum Mining Exploration

Grantee: Placer Gold Prospecting, Inc. 6004 Tealside Ct. Lithia, FL 33547

WITNESSETH:
That the Grantor, in consideration of , and other valuable considerations, herby convey and quitclaim unto the Grantee the following:

Nevada Mineral Estates. Mining claim numbers shown below

NMC No's: 1065492

A.P. Sec. 21 NE1/4 T14N R21E M.D.M.

IN WITNESS WHEREOF, the Grantors have hereunto set their hands.

Signature ____________ Date 2/18/2012

Signature ____________ Date 2/18/2012

Signature ____________ Date 2/18/2012

Signature ____________ Date 2/18/2012

Signature ____________ Date 2/18/2012

Signature ____________ Date 2/18/2012

Signature ____________ Date 2/18/2012

Signature ____________ for Aurum Mining Date 2/18/2012

Hot Springs Mine
NMC# 1065491 & 1065492
A.P. Sec.22 S1/2 SE1/4 T14N R20E M.D.M.

MINING QUIT CLAIM DEED

THIS INDENTURE, made and given this date of Mar, 16 2012, by and between

The Grantors: Ray Agno, James Agno, Ryan Phillips, Brian White, Joe Smith, Jen Smith, Robert Smith, and Aurum Mining Exploration

Grantee: Placer Gold Prospecting Inc. 6004 Tealside Ct. Lithia FL 33547

WITNESSETH:
That the Grantor, in consideration of , and other valuable considerations, herby convey and quitclaim unto the Grantee the following:

Nevada Mineral Estates. Mining claim numbers shown below

NMC #'s: 1065492, and 1065491

A.P. NMC 1065492 Sec.21 NE1/4 T14N R21E M.D.M.
A.P. NMC 1065491 Sec.22 S1/2 SE1/4 T14N R20E M.D.M.

IN WITNESS WHEREOF, the Grantors have hereunto set their hands.

Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012
Signature ______________ *Date* 3/16/2012

CALIFORNIA ALL-PURPOSE
CERTIFICATE OF ACKNOWLEDGMENT

State of California

County of Sacramento

On 3-16-2012 before me, Denise E. See, Notary Public

personally appeared [illegible], and [illegible]

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is~~/are subscribed to the within instrument and acknowledged to me that ~~he/she~~/they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her~~/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Denise E. See

Signature of Notary Public

(Notary Seal)

DENISE E. SEE
COMM. # [illegible]
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
Comm. Expires JUNE 14, 2014

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

Mining Quit Claim Deed

(Title or description of attached document)

(Title or description of attached document continued)

Number of Pages 1 Document Date 3-16-2012

(Additional information)

CAPACITY CLAIMED BY THE SIGNER

- ☐ Individual (s)
- ☐ Corporate Officer
- (Title)
- ☐ Partner(s)
- ☐ Attorney-in-Fact
- Trustee(s)
- ☐ Other

INSTRUCTIONS FOR COMPLETING THIS FORM

[illegible]

Stud Mine
Stud #1 & #2 NMC#1067771 & 1067772

Recording Requested By:
Placer Gold Prospecting Inc
When Recorded Mail To:
8004 Tealside Ct
Lithia, FL 3354?

For Recorder's Use Only

Eureka Mining Inc
Po Box 1022
[illegible] NV 8944?
Office [illegible]

Warranty Mining Claim Deed

I/We Owners of ***Eureka Mining Inc*** *and undersigned locator's*
for valuable consideration, do hereby release, convey and forever quit claim to:

Placer Gold Prospecting Inc. *residing at:*
8004 Tealside Ct., Lithia FL 3354?

All interest in the following mining claim(s) are situated in the county of Mineral, State of Nevada

Legal Description(s): ***Stud #1 & #2-*** *Section [illegible], Township [illegible], Range [illegible], MDM*
Total Acreage Claimed 41.32
NMC#'s 1067771 & 1067772

Date [illegible] Signature ______________ *Tucker F. White*

Documentary Transfer Tax $ [illegible]
Computed On Full Value Of Property Conveyed
Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
X ______________ *Date [illegible]*
Autograph Of Owner Or Agent Determining Tax
Eureka Mining Inc

Recording Requested By:
Placer Gold Prospecting Inc.
When Recorded Mail To:
8004 Tealside Ct
Lithia, FL 33547

For Recorder's Use Only

Eureka Mining Inc
Po Box 1022
Yerington, NV 89447
Office [illegible]

RECEIVED
[illegible]
BLM [illegible]

Warranty Mining Claim Deed

I/We Owners of ***Eureka Mining Inc*** *and undersigned locator's*
for valuable consideration, do hereby release, convey, and forever quit claim to

Placer Gold Prospecting Inc. *residing at*
8004 Tealside Ct., Lithia, FL 33547
All interest in the following mining claim(s) are situated in the county of Mineral, State of Nevada

Legal Description(s): ***[illegible] #1 & #2*** *Section 17, Township 6N, Range 27E, MDM*
Total Acreage Claimed 41.32
NMC#'s 1067771 & 1067772

Date [illegible] *Signature* [signature] *Tucker E. White*

Documentary Transfer Tax $ [illegible]
Computed On Full Value Of Property Conveyed
Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
X [signature] *Date* [illegible]
Signature Of Owner Or Agent Determining Tax
Eureka Mining Inc

State of Nevada)
) ss:
County of Lyon)

Being a notary public for the State of Nevada, County of Lyon, I hereby acknowledge that I witnessed the signature of Tucker White on the foregoing document.

Dated this March 14, 2012

CLAUDIA HAYDEN
NOTARY PUBLIC
STATE OF NEVADA

Claudia Hayden
Notary Public
My Commission Expires 09/16/2015

RECEIVED
MAR 2 [illegible] 2012
BLM NVSO JAC

TNT Mine
TNT #1 & #2 NMC#1067773 & 1067774

Recording Requested By:
Placer Gold Prospecting Inc
When Recorded Mail To:
6004 Trailside Ct
Lutz, FL 3354[illegible]

For Recorder's Use Only

Eureka Mining Inc
Po Box [illegible]
[illegible], NV [illegible]
Office [illegible]

RECEIVED
MAR 2 0 2012
BLM NVSO IAD

Warranty Mining Claim Deed

*I We Owners of **Eureka Mining Inc** and undersigned locator's for valuable consideration, do hereby, release, convey, and forever quit claim to*

Placer Gold Prospecting Inc. *residing at*
6004 Trailside Ct, Lutz, FL 3354[illegible]

All interest in the following mining claim(s) are situated in the county of Mineral, State of Nevada

<u>*Legal Description(s):*</u> *TNT #1 & #2- Section 2[illegible] Township [illegible], Range [illegible], MDM*
Total Acreage Claimed [illegible]
NMC#'s 1067773 & 1067774

Date 3-[illegible] *Signature* [signature] *Tucker [illegible]*

Documentary Transfer Tax $ exempt
__ Computed On Full Value Of Property Conveyed
x Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
[signature] *Date* [illegible]
Signature Of Owner Or Agent Determining Tax
Eureka Mining Inc

State of Nevada)
) ss:
County of Lyon)

Being a notary public for the State of Nevada, County of Lyon, I hereby acknowledge that I witnessed the signature of Tucker White on the foregoing document.

Dated this March 14, 2012

CLAUDIA HAYDEN
NOTARY PUBLIC
STATE OF NEVADA

Claudia Hayden
Notary Public
My Commission Expires 09/16/2015

RECEIVED
MAR 2 0 2012

EL Tule Canyon Placer Claims

Lucky Nugget #1 NMC#1059839

Lucky Nugget #2 NMC#1059840

Lucky Nugget #3 NMC#1059841

Rich Gulch #1 NMC#1061193

Rich Gulch #2 NMC#1061194

Rich Gulch #3 NMC#1061195

Rich Gulch #4 NMC#1061196

Rich Gulch #5 NMC#1061197

Rich Gulch #6 NMC#1061198

Rich Gulch #7 NMC#1061199

Rich Gulch #8 NMC#1061200

Rich Gulch #9 NMC#1061201

Rich Gulch #10 NMC#1061202

Rich Gulch #11 NMC#1061203

Rich Gulch #12 NMC#1061204

Rich Gulch #13 NMC#1061205

Rich Gulch #14 NMC#1061206

Rich Gulch #15 NMC#1061207

Rich Gulch #16 NMC#1061208

Rich Gulch #17 NMC#1061209

Rich Gulch #18 NMC#1061210

Rich Gulch #19 NMC#1061211

Recording Requested By:
Placer Gold Prospecting Inc
When Recorded Mail To:
6004 Tealside Ct.
Lithia FL. 33547

For Recorder's Use Only

Eureka Mining Inc.
Po Box 1027
Yerington, NV 89447
Office 530-828-0431

Warranty Mining Claim Deed

*I/We Owners of **Eureka Mining Inc** and undersigned locator's,*
for valuable consideration, do hereby, release, convey, and forever quit claim to:

Placer Gold Prospecting Inc. *residing at:*
6004 Tealside Ct. Lithia FL 33547

All interest in the following mining claim(s) are situated in the county of Esmeralda, State of Nevada

Legal Description(s): Lucky Nugget #1, #2 & #3 & Rich Gulch #1 Thru #19
All Claims Together Total 3090 Acres
NMC#'s 1059839, 1059840, 1059841, 1061193, 1061194, 1061195, 1061196, 1061197, 1061198, 1061199, 1061200, 1061201, 1061202, 1061203, 1061204, 1061205, 1061206, 1061207, 1061208, 1061209, 1061210, 1061211

Date: [illegible] Signature			Tucker E. White
Date: [illegible] Signature	Robert P. White	By: Tucker E. White	As His Attorney In Fact
Date: [illegible] Signature	Frances S. White	By: Tucker E. White	As Her Attorney In Fact
Date: [illegible] Signature	Tyler White	By: Tucker E. White	As His Attorney In Fact
Date: [illegible] Signature	Victoria Burgess	By: Tucker E. White	As Her Attorney In Fact
Date: [illegible] Signature	Zachary Burgess	By: Tucker E. White	As His Attorney In Fact
Date: [illegible] Signature	Makayla Waddams	By: Tucker E. White	As Her Attorney In Fact
Date: [illegible] Signature	Douglas Waddams	By: Tucker E. White	As His Attorney In Fact

Documentary Transfer Tax $ [illegible]
Computed On Full Value Of Property Conveyed
x Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
X [signature] Date [illegible]
Autograph Of Owner Or Agent Determining Tax, Eureka Mining Inc.

Recording Requested By:
Placer Gold Prospecting Inc.
When Recorded Mail To:
6004 Tealside Ct.
Lithia FL 33547

For Recorder's Use Only

Eureka Mining Inc
P.O. Box [illegible]
[illegible], NV [illegible]
Office [illegible]

RECEIVED
MAR 2 0 2012
BLM NVSO INC

Warranty Mining Claim Deed

I/We Owners of **Eureka Mining Inc** and undersigned locator's
for valuable consideration, do hereby, release, convey, and forever quit claim to:

Placer Gold Prospecting Inc. residing at
6004 Tealside Ct. Lithia FL 33547

All interest in the following mining claim(s) are situated in the county of Esmeralda, State of Nevada
__Legal Description(s):__ **Lucky Nugget #1, #2 & #3 & Rich Gulch #1 Thru #19**
All Claims Together Total [illegible] Acres
NMC's 1059839, 1059840, 1059841, 1061193, 1061194, 1061195, 1061196, 1061197, 1061198, 1061199, 1061200, 1061201, 1061202, 1061203, 1061204, 1061205, 1061206, 1061207, 1061208, 1061209, 1061210, 1061211

Date [illegible] Signature ____________ Tucker E. White

Date [illegible] Signature ____________ By: ____________ As His Attorney In Fact
Robert P. White — Tucker E. White

Date [illegible] Signature ____________ By: ____________ As Her Attorney In Fact
Frances S. White — Tucker E. White

Date [illegible] Signature ____________ By: ____________ As His Attorney In Fact
Tyler White — Tucker E. White

Date [illegible] Signature ____________ By: ____________ As Her Attorney In Fact
Victoria Burgess — Tucker E. White

Date [illegible] Signature ____________ By: ____________ As His Attorney In Fact
Zachary Burgess — Tucker E. White

Date [illegible] Signature ____________ By: ____________ As Her Attorney In Fact
Makayla Waddams — Tucker E. White

Date [illegible] Signature ____________ By: ____________ As His Attorney In Fact
Douglas Waddams — Tucker E. White

Documentary Transfer Tax $ [illegible]
___ Computed On Full Value Of Property Conveyed
X Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
$ ____________ Date [illegible]
Autograph Of Owner Or Agent Determining Tax
Eureka Mining Inc.

State of Nevada)
) ss:
County of Lyon)

Being a notary public for the State of Nevada, County of Lyon, I hereby acknowledge that I witnessed the signature of Tucker E White, as power of attorney and for himself, on the foregoing document.

Dated this March 14, 2012.

Claudia Hayden
Notary Public
My Commission Expires 09/16/2015

CLAUDIA HAYDEN
NOTARY PUBLIC
STATE OF NEVADA

RECEIVED
MAR 2 0 2012
BLM NVSO IAC

Indian Mine (122 acre patented claim)

Recording Requested By:
Placer Gold Prospecting Inc.
When Recorded Mail To:
6001 Toalside Ct.
Lithia, FL 33547

For Recorder's Use Only

Eureka Mining Inc.
PO Box 1822
[illegible] NV 89447
Office [illegible]

Warranty Mining Claim Deed

I/We Owners of **Eureka Mining Inc** and undersigned locator's,
for valuable consideration, do hereby release, convey and forever quit claim to:

Placer Gold Prospecting Inc. residing at
6001 Toalside Ct., Lithia, FL 33547

All interest in the following mining claim(s) are situated in the county of Mineral, State of Nevada

Legal Description(s): Indiana Patented Claims- Sections 34, 33 & 28, Township 7N, Range 33E, MDM
Total Acreage 122
Capitola Patent #433754 Mineral County APN 9-090-09

Date 8-14-13 Signature: [signature] Tucker F. White

Documentary Transfer Tax $
__ Computed On Full Value Of Property Conveyed
✓ Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
$ [signature] Date [illegible]
Autograph Of Owner Or Agent Determining Tax
Eureka Mining Inc.

Capatola Mine (15.5 patented claim and 40 acre unpatented extension claims)

Recording Requested By:
Placer Gold Prospecting Inc.
When Recorded Mail To:
6004 Tealside Ct
Lithia, FL 33547

For Recorder's Use Only

Eureka Mining Inc
Po Box 1022
Yerington, NV 89447
Office [illegible]

Warranty Mining Claim Deed

I/We Owners of **Eureka Mining Inc** and undersigned locator's,
for valuable consideration, do hereby, release, convey and forever quit claim to:

Placer Gold Prospecting Inc. residing at:
6004 Tealside Ct., Lithia, FL 33547

All interest in the following mining claim(s) are situated in the county of Mineral, State of Nevada

Legal Description(s): Capitola Extension #1 & #2- Sections 12 & 7 Township 13N, Ranges 27E & 28E, MDM
Total Acreage Claimed 41.32
NMC#'s 1067782 & 1067783

Date: [illegible] Signature [signature] Tucker E. White

RECEIVED
MAR [illegible] 2012
BLM NVSO [illegible]

Documentary Transfer Tax $ [illegible]
Computed On Full Value Of Property Conveyed
X Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
X [signature] Date [illegible]
Autograph Of Owner Or Agent Determining Tax
Eureka Mining Inc

State of Nevada)
) ss:
County of Lyon)

Being a notary public for the State of Nevada, County of Lyon, I hereby acknowledge that I witnessed the signature of Tucker E White, as power of attorney and for himself, on the foregoing document.

Dated this March 8, 2012.

CLAUDIA HAYDEN
NOTARY PUBLIC
STATE OF NEVADA
APPT. No. [illegible]
MY APPT. EXPIRES SEPT. 16, 2015

Claudia Hayden
Notary Public
My Commission Expires 09/16/2015

Recording Requested By:
Placer Gold Prospecting Inc
When Recorded Mail To:
6004 Tealside Ct.
Lithia, FL 33547

For Recorder's Use Only

Eureka Mining Inc.
Po Box 1022
[illegible] NV 89447
Office [illegible]

Warranty Mining Claim Deed

I/We Owners of **Eureka Mining Inc** and undersigned locator's,
for valuable consideration, do hereby release, convey, and forever quit claim to
Placer Gold Prospecting Inc. residing at:
6004 Tealside Ct., Lithia, FL 33547
All interest in the following mining claim(s) are situated in the county of Mineral, State of Nevada

Legal Description(s): **Capitola Patented Claim**- Sections 12 & 7 Township 11N, Ranges 27E & 28E, MDM
Total Acreage 13.5
Capitola Patent 0478715 Mineral County APN 8-133-01

Date [illegible] Signature [signature] Taylor K. White

Documentary Transfer Tax $
Computed On Full Value Of Property Conveyed
x Computed On Full Value Less Liens And Encumbrances Remaining At Time Of Sale
[signature] Date [illegible]
Autograph Of Owner Or Agent Determining Tax
Eureka Mining Inc.

Bullfrog Mine Project (100 acre unpatented claim)

DOC # 779325
Official Records Nye County, Nevada
Deborah Beatty - Recorder
01/31/2012 11:28:36 AM
Requested By: MATT FITZPATRICK
Recorded By: dw
Recording Fee: $19.00
Non Conformity Fee: $
Page 1 of 1

RECORDER'S STAMP

The following Document contains no Personal Information as defined by NRS 603A.040

AMENDED **MAP FILING FORM**

Map of the Gold Valley #7 - 12 Mining Claim Group, or Section 4 Township 12S

Range 46E Meridian MDB&M in the Bullfrog Mining District,

Nye County, Nevada.

Located on the 12 day of December 20 11 by

Locator name and address (please print):

Matt Alex Fitzpatrick
2804 [illegible]
Las Vegas, NV [illegible]

Describe here the position of the Claim Location Monument, if one is used:

Map of Gold Valley #7-12 placer claims [illegible] SE 1/4 section of section 4, T12S R46E. All claims 20 acres in Nye County, Bullfrog Mining District. Located 12 December 2011 by Matt Alex Fitzpatrick [illegible] Las Vegas [illegible]

Note: Exclude any private owned lands

1 inch = 500 ft

FEB - 3 2012



References SE 1/4 section SE section 4
True North

DOC # 779323
Official Records Nye County, Nevada
Deborah Beatty - Recorder
01/31/2012 11:28:35 AM
Requested By: MATT FITZPATRICK
Recorded By: mg
Recording Fee: $18.00
Non Conformity Fee: $0.00
Page 1 of 1

The following Document contains no Personal Information as defined by NRS 603A.040

Amended

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley 411 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
S½NW¼SE¼	4	12S	41E	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
[illegible] Ribbon Garland Ct.
Las Vegas, NV, 89139

The Placer Claim is approximately 1320 feet in the east-west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: northeast corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. Cor. GV 11	1½ x 1½ wooden post
No. 2:	south corner	S. Cor. GV 11	1½ x 1½ wooden post
No. 3:	east corner	E. Cor. GV 11	1½ x 1½ wooden post
No. 4:	north corner	N. Cor. GV 11	1½ x 1½ wooden post

As erected on the ground, each corner monument is marked as described above by: marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December 2011

NAME OF LOCATOR

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

RECEIVED
FEB 03 2012
BLM NVSO IAC

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

The following Document contains no Personal Information as defined by NRS 603A.040

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #11 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
SW/NE	4	13S	46E	MDB&M
SE/SE	4	13S	46E	MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December 2011.

Name and mailing address of locator is: Matt Alan Fitzpatrick
7604 Ribbon Garland Ct.
Las Vegas, NV, 89179

The Placer Claim is approximately 1320 feet in the east-west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: northeast corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. Cor. GV 11	1 1/2 x 1 1/2 wooden post
No. 2:	south corner	S. Cor. GV11	1 1/2 x 1 1/2 wooden post
No. 3:	East corner	E. Cor. GV11	1 1/2 x 1 1/2 wooden post
No. 4:	north corner	N. Cor. GV11	1 1/2 x 1 1/2 wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December 2011

NAME OF LOCATOR

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

The following Document contains no Personal Information as defined by NRS 603A.040

AMENDED

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #2 Placer Mining Claim in the following quarter section(s):

	Section	Township	Range	Meridian
NESW, SEN (?)	9	12S	46E (?)	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December, 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
[illegible] Garland Ct
Las Vegas, NV, 89129 (?)

The Placer Claim is approximately 1320 feet in the east-west (?) direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: north east corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. cor. GV 2 (?)	1½ x 1½ wooden post
No. 2:	South corner	S. cor. GV 2 (?)	1½ x 1½ wooden post
No. 3:	east corner	E. cor. GV 2 (?)	1½ x 1½ wooden post
No. 4:	north corner	N. cor. GV 2 (?)	1½ x 1½ wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (?) (e.g. metal tags, paint on posts)

Dated this 11 day of December, 2011

NAME OF LOCATOR

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

RECEIVED
FEB 03 2012
BLM NVSO IAC

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

The following Document contains no Personal Information as defined by NRS 603A.040

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #2 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
SWSE	9	12S	46E	MDB&M
NWNE	9	12S	46E	MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
[illegible] Fishing Garland Ct
Las Vegas, NV, 89139

The Placer Claim is approximately 1320 feet in the [illegible] direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim as follows: north east corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. cor. GV12	1½ x 1½ wooden post
No. 2:	South corner	S. cor GV12	1½ x 1½ wooden post
No. 3:	east corner	E. cor GV12	1½ x 1½ wooden post
No. 4:	north corner	N. cor. GV12	1½ x 1½ wooden post

As erected on the ground, each corner monument is marked as described above by: marker on posts (e.g. metal tags, paint on posts)

Dated this 11 day of December 20 11

NAME OF LOCATOR

By: [illegible]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

DOC # 779320
Official Records Nye County Nevada
Deborah Beatty - Recorder
01/31/2012 11:28:35 AM
Requested By: MATT FITZPATRICK
Recorded By: dp
Recording Fee: $14.00
Non Conformity Fee: $0.00
Page 1 of 1

The following Document contains no Personal Information as defined by NRS 603A.040

AMENDED **CERTIFICATE OF LOCATION**
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gull Valley #5 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
N½NENW¼	4	13S	50E	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December, 20 11

Name and mailing address of locator is: Matt Alan Fitzpatrick
7604 Ribbon Garland Ct.
Las Vegas, NV, 89139

The Placer Claim is approximately 1320 feet in the east - west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: Northwest Corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	West Corner	W. Cor. GV. 5	1½ x 1½ wooden post
No. 2:	South Corner	S. Cor. GV 5	1½ x 1½ wooden post
No. 3:	East Corner	E. Cor. GV. 5	1½ x 1½ wooden post
No. 4:	North Corner	N. Cor. GV. 5	1½ x 1½ wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December 2011

NAME OF LOCATOR:

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

RECEIVED
FEB 03 2012
BLM NVSO LAC

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

The following Document contains no Personal Information as defined by NRS 603A.040

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #5 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
NWNE	7	12S	46E	MDB&M
NENE	8	12S	46E	MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December, 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
[illegible] Ribbon Garland Ct.
Las Vegas, NV, [illegible]

The Placer Claim is approximately 1320 feet in the east - west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: northwest corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. cor. G.V. 5	1½ x 1½ wooden post
No. 2:	south corner	S. cor. G.V. 5	1½ x 1½ wooden post
No. 3:	east corner	E. cor. G.V. 5	1½ x 1½ wooden post
No. 4:	north corner	N. cor. G.V. 5	1½ x 1½ wooden post

As required on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December, 2011

NAME OF LOCATOR

By: [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

The following Document contains no Personal Information as defined by NRS 603A.040

AMENDED **CERTIFICATE OF LOCATION**
PLACER MINING CLAIM

DOC # 779321
Official Records Nye County, Nevada
Deborah Beatty - Recorder
01/31/2012 11:28:30 AM
Requested By: MATT FITZPATRICK
Recorded By: [illegible]
Recording Fee: $14.00
Non Conformity Fee: $0.00
Page 1 of 1

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #9 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
S½NE¼SE¼	9	12S	46E	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December, 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
[illegible] Ribbon Garland Ct.
Las Vegas, NV, [illegible]

The Placer Claim is approximately 1320 feet in the east-west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: northeast corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	w. cor. GV 9	1/2 x 1/2 wooden post
No. 2:	south corner	s. cor. GV 9	1/2 x 1/2 wooden post
No. 3:	east corner	e. cor. GV 9	1/2 x 1/2 wooden post
No. 4:	north corner	n. cor. GV 9	1/2 x 1/2 wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December 2011.

NAME OF LOCATOR

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

RECEIVED
FEB 03 2012
BLM NVSO [illegible]

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

The following Document contains no Personal Information as defined by NRS 603A.040

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #9 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
NWSE	9	12S	46E	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada on the 10 day of December 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
7604 Ribbon Garland Ct.
Las Vegas, NV, 8913[illegible]

The Placer Claim is approximately 1320 feet in the east-west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: northeast corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	w. cor. GV 9	1/2 x 1/2 wooden post
No. 2:	south corner	s. cor. GV 9	1/2 x 1/2 wooden post
No. 3:	east corner	e. cor. GV 9	1/2 x 1/2 wooden post
No. 4:	north corner	n. cor. GV 9	1/2 x 1/2 wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December 2011

NAME OF LOCATOR

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

DOC # 779322
Official Records Nye County, Nevada
Deborah Beatty - Recorder
01/31/2012 11:28:25 AM
Requested By: MATT FITZPATRICK
Recorded By: ds
Recording Fee: $14.00
Non Conformity Fee: $0.00
Page 1 of 1

The following Document contains no Personal Information as defined by NRS 603A.040

Amended **CERTIFICATE OF LOCATION**
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #10 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
NE NE N1/2	4	13S	46E	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada, on the 10 day of December 2011

Name and mailing address of locator is: Matt Alan Fitzpatrick
4604 Ribbon Garland Ct.
Las Vegas, NV, 89139

The Placer Claim is approximately 1320 feet in the east-west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: northwest corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. cor. GV 10	1/2 x 1/2 wooden post
No. 2:	south corner	S. cor. GV 10	1/2 x 1/2 wooden post
No. 3:	east corner	E. cor. GV 10	1/2 x 1/2 wooden post
No. 4:	north corner	N. cor. GV 10	1/2 x 1/2 wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts)

Dated this 11 day of December 2011

NAME OF LOCATOR

By [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

RECEIVED
FEB 03 2012
BLM NVSO IAC

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

The following Document contains no Personal Information as defined by NRS 603A.040

CERTIFICATE OF LOCATION
PLACER MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The locator hereby certifies that he has caused to be located the Gold Valley #10 Placer Mining Claim in the following quarter section(s):

1/4	Section	Township	Range	Meridian
SE	9	12S	46E	MDB&M
				MDB&M
				MDB&M
				MDB&M

RECORDER'S STAMP

in Nye County, Nevada on the 10 day of December, 20 11

Name and mailing address of locator is: Matt Alan Fitzpatrick
7604 Ribbon Garland Ct
Las Vegas, NV, 89139

The Placer Claim is approximately 1320 feet in the east west direction. Said Placer Claim contains 20 acres, more or less. The monument of location is located on the north boundary of the Claim, as follows: Northwest corner

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	west corner	W. Cor. GV 10	1½ x 1½ wooden post
No. 2:	south corner	S. Cor. GV 10	1½ x 1½ wooden post
No. 3:	east corner	E. Cor. GV 10	1½ x 1½ wooden post
No. 4:	north corner	N. Cor. GV 10	1½ x 1½ wooden post

As erected on the ground, each corner monument is marked as described above by marker on posts (e.g. metal tags, paint on posts).

Dated this 11 day of December, 2011

NAME OF LOCATOR

By: [signature]
Owner, Claimant, or Agent Signature

Matt Alan Fitzpatrick
Owner, Claimant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 4/15/2009 LV)
Nevada Placer Certificate of Location - NRS 517.110
Not Located by Aliquot Part of Rectangular Survey

as defined by NRS 603A.040

AMENDED **MAP FILING FORM**

Map of the Gold Valley #7-12 Mining Claim Group, or Section 4 Township 12S Range 49E Meridian MDB&M in the Bullfrog Mining District, Nye County, Nevada.

Located on the 12 day of December, 20 11 by

Locator name and address (please print):

Matt Alan Fitzpatrick
7604 [illegible] Ct
Las Vegas, NV 89139

Describe here the position of the Claim Location Monument, if one is used:

MAP OF GOLD VALLEY #7-12 PLACER CLAIMS. CLAIMS TAKE UP ENTIRE SE 1/4 SECTION OF SECTION 4, T12S, R 49E. ALL CLAIMS 20 ACRES IN NYE COUNTY BULLFROG MINING DISTRICT. LOCATED 12 DECEMBER 2011 BY MATT ALAN FITZPATRICK, 7604 [illegible] CT LAS VEGAS NV 89139

NOTE EXCLUDE ANY PRIVATE OWNER LANDS

1 INCH = [illegible] FT


G V 10
G V 11
G V 9
G V 12
G V 7

NET SMELTER RETURN
ROYALTY AGREEMENT

This Agreement (the " Agreement ") is entered into on February 16, 2012, by and among PLACER GOLD PROSPECTING, INC., a corporation duly organized under the laws of the State of Florida (hereinafter referred to as " Placer "), Matthew Alan Fitzpatrick, a Nevada Resident (hereinafter referred to as " Matt ") are referred to herein as a 'Party" and collectively herein as the " Parties ".

Here, Placer acquires all the mineral rights and 100% ownership of the two claims, Gold Valley #11, NMC# 1062047 and Gold Valley #12, NMC 106204, attached hereto and incorporated herein by reference as Exhibit "A", and as consideration for the transfer of the deeds for both, hereby grants to Matt a net smelter return royalty from the minerals product derived from those claims. This Agreement contemplates the transaction and terms and conditions by which and the circumstances in which Placer grants to Matt the net smelter return royalty from the minerals product derived from these assets owned and controlled by Placer upon execution of this Agreement by the Parties. Matt will have the right to convert the net smelter return royalty granted hereunder into shares of Placer Gold Prospecting, Inc. as the case may be if a reserve value is determined by Placer and if Matt prefers to own Placer shares instead of the royalty, all in accordance with the term of this Agreement and at the sole option of Placer

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1. **Definitions.** The following terms shall have the following meaning for purposes of this Agreement:

" **Affiliate** " has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

" **Cash Consideration** " None.

" **Concentrates** " means the product derived from Crude Ore after waste materials have been removed through leaching, milling or other beneficiation.

" **Crude Ores**." whether singular or plural, shall mean all ores, metals, Minerals which Placer either (A) mines, extracts, or otherwise recovers (including by in situ methods) from the Initial Matt Assets and sells or delivers to a processing plant for physical or chemical treatment, or (B) treats in place on Placer's millsite, any of the Assets under this agreement, by chemical, solution, or other methods; said term shall also include all Mineral-bearing solutions, natural or introduced, recovered by Placer from the Matt Assets and sold or delivered for processing by Placer, and all Mineral and non-mineral components of all such materials and solutions.

" **Extraction Taxes** " means sales, use, gross receipts, ad valorem, severance, any taxation on the net proceeds of mining operations and other taxes payable in respect to severance, production, removal, sale or disposition of the Crude Ore or Concentrates, but excluding any taxes on net income.

" **Initial Matt Assets** " shall mean the mining claim mineral rights and interests described in **Exhibit "A"** attached hereto and incorporated herein by this reference, and any and all amendment, relocations, substitutions or replacements of the mining claims on the referenced mineral rights in which Placer or any Affiliate of Placer has any right, title or interest.

" **Minerals**," whether singular or plural, shall mean any and all mineral substances of any nature, metallic or non-metallic. The term "Minerals" shall not include oil, gas, or other liquid or gaseous hydrocarbon or geothermal substances.

" **Proceeds** " means the sum actually received by Placer during each calendar quarter from the sale of Crude Ore or Concentrates produced from the Initial Matt Assets during each calendar quarter for a term of ten years.

" **Processing Costs** " means either (a) the amounts actually incurred by Placer for leaching, milling, treating, processing or other beneficiation, including transporting, sizing and crushing of the ores, where such services are performed by a party other than Placer and including assaying and sampling costs and including penalties, if any incurred, or (b) if such operations are carried out by Placer, the charges, cost and penalties, if any incurred, for such operations, including transportation, which Placer would have incurred if such operations were carried out in facilities not owned or controlled by Placer and then offering comparable custom services for comparable products or on comparable terms; provided, however, that in all cases "Processing Costs" shall not include the Transportation Costs.

" **Transportation Costs** " means the expenses and charges actually incurred by Placer in transporting the Crude Ore or Concentrates from mine to smelter, refinery or other place of sale. Such expenses shall include, but not be limited to, freight, shipment insurance, handling, port, delay, demurrage, lighterage, tug, forwarding costs and transportation taxes.

Reference to dollar amounts in this agreement shall refer to United States dollars.

2. **Net Smelter Return Royalty**. As of the date hereof, Placer does hereby grant convey, remise, release, and forever quitclaim unto Matt, its successors and assigns, a production royalty (the " Placer NSR ") of three percent (3%) of the Net Smelter Returns (as herein defined) from all Crude Ores and Concentrates mined or otherwise recovered and removed from mineral claims on the Initial Matt Assets. The "Net Smelter Return" on Crude Ore or Concentrates derived and sold by Placer from the Initial Matt Assets shall be determined as follows:

(a) **Sale of Crude Ore or Concentrate to Third Party**. If Crude Ore or Concentrates are sold by Placer to a third party that is not an Affiliate of Placer, the Net Smelter Returns shall mean the Proceeds received from such sale by Placer, less, to the extent borne by Placer, sales and brokerage costs, Transportation Costs, Processing Costs and Extraction Taxes. Such Crude Ore or Concentrates shall be deemed sold at the time the Proceeds are received by Placer.

(b) **Sale of Crude Ore or Concentrate to Affiliate**. If Crude Ore or Concentrates are sold or transferred by Placer to an Affiliate, they shall be deemed sold by Placer at the time of delivery to the Affiliate, and the Net Smelter Returns shall mean an amount equal to that which would have been received by Placer from a bona fide third party purchaser in an arms-length transaction for an identical product less Transportation Costs, Processing Costs and Extraction Taxes incurred by Placer.

(c) **Retainage of Crude Ore or Concentrate**. If Concentrates are retained by Placer for further smelting, refining, precipitation or other additional processing by a third party that is not an Affiliate of Placer at a site that is not located or adjacent to or on the Initial Matt Assets, such Concentrates shall be deemed sold by Placer at the time such Concentrates are delivered to the smelter, precipitation plant or other facility for further processing or refining, and the Net Smelter Returns from such Concentrates shall mean an amount equal to that which would have been received by Placer from a bona fide third party purchaser in an arms-length transaction for an identical product less Transportation Costs, Processing Costs and Extraction Taxes incurred by Placer.

JW

3. **Payment of Royalty**. The obligation to pay the Placer NSR royalty shall accrue upon the actual or deemed sale of the Crude Ores or Concentrates subject thereto.. Payment of the Placer NSR shall be made on or before the last day of April, July, October, and January (" Payment Dates ") of each year for royalty obligations that accrued during the preceding calendar quarter of Crude Ore or Concentrates actually produced during that calendar quarter. Payment for any deemed sale (*i.e.*, through forward sale, loans, futures trading, etc.) of any Crude Ore or Concentrates during a calendar quarter shall be made on the Payment Date following the calendar quarter during which production of Crude Ore or Concentrates actually occurs. Each Payment shall be accompanied by a statement showing weights and values of mineral substances recovered from the Crude Ore and Concentrates produced from the Initial Matt Assets during the period for which payment is made, the Proceeds received or the value of the deemed sale of such Crude Ore and Concentrates and the amount of the charges, costs and taxes deductible therefrom. If no written objection is made by Matt to the correctness of the statement within sixty (60) days from the date thereof, such statement shall be deemed conclusively to be correct and such royalty payment sufficient and complete.

4. **Disputes**. In case of any dispute or question as to the ownership of any royalty interest, payment of any part thereof to be made by Placer under this Agreement, Placer may deposit any amount otherwise due to Matt in escrow until the dispute is finally resolved. Placer may credit all costs and expenses, including attorney's fees, it incurs by reason of such dispute or question against all amounts otherwise due to Matt only in the event Placer prevails.

5. **Waste Rock, Spoil and Tailings**. The ore, mine waters, leachates, pregnant liquors, pregnant slurries, or other products or compounds of Mineral Substances mined or extracted from the Initial Matt Assets shall be the property of Placer subject to the Placer NSR as provided herein. Placer shall not be liable for mineral values lost in mining or processing employing sound practices. The Placer NSR shall be payable on all mineral substances recovered both prior to and after the time waste rock, spoil, tailings, or other mine wastes and residue are first disposed of as such, and such waste rock, spoil, tailings or other mine wastes and residue shall be the sole property of Placer. Placer shall have the sole right to dump, deposit, sell, dispose of, or reprocess such waste rock, spoil, tailings, or other mine wastes and residues, and Matt shall have no claim or interest therein or to proceeds or minerals values recovered therefrom.

6. **Weighing, Measuring and Sampling**. Placer shall at all times production is occurring upon the Initial Matt Assets accurately weigh, measure and sample in accordance with customary industry practices for precious metals mines, all Crude Ore or other material including products developed from one or other material, and all Concentrates, to the end that accurate and complete records and reports are made and retained to ascertain the quantity of ores and minerals recovered and removed from the Initial Matt Assets. In determining whether "customary industry practice" is being employed, consideration shall be given to whether the ore body from which production is occurring is a placer deposit or a future lode deposit.

7. **Enforceable Agreement**. This Agreement shall constitute an enforceable agreement between the parties. All matters referred to in this Agreement are conditioned upon compliance with federal and state securities and other applicable laws. It is anticipated, but not required, that this mineral rights deeds will be transferred on or before thirty (30) days of the execution of this Agreement.

8. **Counterparts**. This Agreement may be executed in any number of counterparts (addenda or amendments) and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

9. **Confidentiality**. In order to protect each party during negotiations, Placer and Matt both agree that none of the negotiations, interim or final documents will be released prior to consummation of the transfer of ownership contemplated herein, except as agreed to in writing by each party.

10. **Jurisdiction**. This Agreement is made under the Laws of Nevada.

11. **Notification**. If either of the parties to this agreement shall need to issue formal written notification to the other party, such notification shall be delivered to the following addresses:

If to Matt:

Matthew Alan Fitzpatrick
7024 Ribbon Garland Ct.
Las Vegas, N.V. 89139

If to Placer:

Placer Gold Prospecting, Inc.
6004 Tealside Ct.
Lithia, FL 33547

Executed this 17th day of February, 2012.

For Placer:

By: Jack Wagenti-Chairman of the Board

For Matt:

By: Matthew Alan Fitzpatrick

On this day, Matthew Alan Fitzpatrick, personally appeared before me and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

Given under my hand and official seal this 17th day of February, 2012.

NOTARY PUBLIC in and for the State of Nevada

MYESHA DANIEL
Notary Public, State of Nevada
Appointment No. 10-1780-1
My Appt. Expires Jan 17, 2014

Residing at Clark County, Nevada
My commission expires January 17th, 2014

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS 21st DAY OF February 2012
BY Jack Wagenti
WHO IS PERSONALLY KNOWN TO ME OR WHO HAS PRODUCED FL DL
AS IDENTIFICATION AND WHO DID (DID NOT) TAKE AN OATH

KATHERINE G. GOMEZ
Notary Public, State of Florida
Commission# EE 13671
My comm. expires August 1, 2014

Reward Monster Mine (80 acre unpatented claim) New Mexico

Book 119
Page 2392

QUITCLAIM DEED
FOR MINING/CLAIMSITES IN NEW MEXICO

Raymond M. Green 21302 Encino Commons Blvd #9202 San Antonio, TX 78259
Mary Grajewski 21302 Encino Commons Blvd #9202 San Antonio, TX 78259
Linda Martinez 21302 Encino Commons Blvd #9202 San Antonio, TX 78259
Daniel Green 21302 Encino Commons Blvd #9202, San Antonio, TX 78259

For consideration paid, quitclaim to:
Placer Gold Prospecting Inc. Box 93022 Albuquerque, NM 87126

(name and address)

The following mining claim/sites in Sierra County, New Mexico

Claim/Site Name	BLM Serial No.
Bootlegger 1	NMMC 193392

WITNESS This 20 day of February, 2012

[illegible]
(signature)
[illegible]
(signature)
Erlinda Martinez
(signature)
Mary Grajewski
(signature)

State of Texas
County of Bexar
The foregoing instrument was acknowledged before me This 20 day of FEB 2012
By MARY HELEN GREEN Name(s) of persons acknowledging
Raymond M. Green, Mary Grajewski, Linda Martinez, Daniel Green

My commission expires:
Seal [illegible]
Mary Helen Green
Notary Public

27th Feb. 12
10:41 A.
25.00 119 2392
Cervi[illegible]
Amanda E. Carrion

Virgilia Mine (60 acre claim) California

COPY of Document Recorded
[illegible]-2012 2012-[illegible]
Has not been compared with
original
PLUMAS COUNTY RECORDER

RECORDING REQUESTED BY

When Recorded Mail Document
and Tax Statement To

Placer Gold Prospecting, Inc.
6004 Tealside Court
Lithia, Florida 33547

SPACE ABOVE THIS LINE FOR RECORDER'S USE

QUITCLAIM DEED

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ City tax $
[ ] computed on full value of property conveyed, or
[ ] computed on full value less value of liens or encumbrances remaining at time of sale
[x] Unincorporated Area County of Plumas

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged

WILLIAM T. JOHNSON

hereby remises, releases and quitclaims to

Placer Gold Prospecting, Inc.
6004 Tealside Court
Lithia, Florida 33547

the following described real property in the
County of Plumas State of California

THREE CONTIGUOUS UNPATENTED LODE MINING CLAIMS, VR1, COUNTY DOCUMENT NUMBER 2011-[illegible], [illegible], COUNTY DOCUMENT NUMBER 2011-[illegible], VR3, COUNTY DOCUMENT NUMBER 2011-[illegible], located in Section 17 of T.[illegible], R. [illegible], MDM.

DATED [illegible]

SIGNATURE OF CLAIM HOLDER
WILLIAM T. JOHNSON
NAME OF CLAIM HOLDER

STATE OF CALIFORNIA
COUNTY OF
ON ____ before me, ____ personally appeared

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal [illegible]

Signature [illegible]

MAIL TAX STATEMENT AS DIRECTED ABOVE

SCHEDULE 4

List of insurance policies or certificates of insurance (from ¶ 4.16).

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 03/20/12

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Got Insurance Llc 9620 Las Vegas Blvd S Ste E4 Las Vegas, NV 89123 Phone (702) 212-0669 Fax (702) 212-0670	CONTACT NAME: Got Insurance? PHONE (A/C, No, Ext): (702) 212-0669 FAX (A/C, No): (702) 212-0670 E-MAIL ADDRESS: [illegible] INSURER(S) AFFORDING COVERAGE / NAIC # INSURER A: Seneca Specialty Insurance INSURER B: INSURER C: INSURER D: INSURER E: INSURER F:
INSURED Gold Construction 35 East Horizon Ridge Pkwy #110 Henderson, NV 89002	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY ✔ COMMERCIAL GENERAL LIABILITY ☐ CLAIMS-MADE ✔ OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: ☐ POLICY ☐ PRO-JECT ☐ LOC			SAC1210765	02/06/2012	02/06/2013	EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ 1,000,000.00 $ 100,000.00 $ 5,000.00 $ 1,000,000.00 $ 2,000,000.00 $ 2,000,000.00 $
	AUTOMOBILE LIABILITY ☐ ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULED AUTOS ☐ HIRED AUTOS ☐ NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $
	UMBRELLA LIAB ☐ OCCUR EXCESS LIAB ☐ CLAIMS-MADE DED ☐ RETENTION $						EACH OCCURRENCE AGGREGATE	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					WC STATU-TORY LIMITS / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

CERTIFICATE HOLDER	CANCELLATION
Placer Gold Prospecting, Inc. 6004 Tealside Ct Lithia FL 33547	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE [signature]

ACORD 25 (2010/05) OF

SCHEDULE 5

Bank account information including bank, branch, accounts and balances as of March 23, 2012 (from ¶ 4.17).

Placer Gold Prospecting, Inc.

Bank Of America

Account balance as of 03/22/2012

Accounts

Business Accounts	Balance*
Business Economy Chk - 5094	$135,500.62
Go Paperless	

Investment accounts

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